CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

E. Blake Moore Jr., President and Principal Executive Officer, and Joseph I. Benedek, Treasurer and Principal Financial Officer, of First Investors Equity Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

1. The Registrant’s periodic report on Form N-CSR of First Investors Equity Funds for the six months ended March 31, 2019, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ E. Blake Moore Jr.	By:	/s/ Joseph I. Benedek
	E. Blake Moore Jr.		Joseph I. Benedek
	President and Principal Executive Officer,		Treasurer and Principal Financial Officer
	First Investors Equity Funds		First Investors Equity Funds

Dated:	May 30, 2019	Dated:	May 30, 2019